SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2002


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Virginia                       0-28635                    54-1964895
(State or other jurisdiction       (Commission file              (IRS Employer
     of incorporation)                  number)                      Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700




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Item 5.  Other Events

         On April 11, 2002, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

         99       Press Release dated April 11, 2002

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIRGINIA COMMERCE BANCORP, INC.



                                       By:  /s/ Peter A. Converse
                                          --------------------------------------
                                             Peter A. Converse, President, Chief
                                               Executive Officer

Dated: April 11, 2002